                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    -------------------------------------------------
    CASE NAME: American International Travel, Inc.            ACCRUAL BASIS
    -------------------------------------------------

    -------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
    -------------------------------------------------

    -------------------------------------------------
    JUDGE: Barbara J. Houser
    -------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
(ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                                              Chief Financial Officer
  -------------------------------------------------------             -------------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                        TITLE

  Drew Keith                                                                    8/20/01
  -------------------------------------------------------             -------------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                              DATE

  PREPARER:

  /s/ Jessica L. Wilson                                                       Chief Accounting Officer
  -------------------------------------------------------             -------------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                                 TITLE

  Jessica L. Wilson                                                             8/20/01
  -------------------------------------------------------             -------------------------------------------------
  PRINTED NAME OF PREPARER                                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    -------------------------------------------------
    CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-1
    -------------------------------------------------

    -------------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11                    02/13/95, RWD, 2/96
    -------------------------------------------------

        -------------------------------------------------------------
        COMPARATIVE BALANCE SHEET
        -------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE               MONTH             MONTH                MONTH
                                                                           ------------------------------------------------------
        ASSETS                                                AMOUNT              July 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                            $ 64,520              $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                    $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                   $ 64,520              $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                          $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                          $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                   $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                   $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                                               ($440,079)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                         $ 64,520             ($440,079)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                                        $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION/DEPLETION                                             $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                    $      0              $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                  $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                                         $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                 $ 64,520             ($440,079)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                   $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                      $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                      $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                  $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                       $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                        $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                       $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                $ 16,503              $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                               $513,635             ($ 84,891)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                $      0               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES                $530,138             ($ 84,891)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                            $530,138             ($ 84,891)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                        ($359,163)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                   $  3,975               $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                 $      0             ($355,188)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                               $530,138             ($440,079)              $0                   $0
        -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

   ----------------------------------------------
   CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-2
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
   ----------------------------------------------

   ----------------------------------------------
   INCOME STATEMENT
   ----------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
                                                     MONTH                 MONTH                MONTH           QUARTER
                                                    ---------------------------------------------------
   REVENUES                                          July 2001                                                    TOTAL
   ------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                     $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                          $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                        $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                           $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                       $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                    $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                           $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                       $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER COMPENSATION                     $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                                $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                           $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                       $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                                $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                           $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                   $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)                   $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)                  $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                                   $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                           $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                       $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                                $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                        $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                                  $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                                  $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                      $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                         $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                                  $0                $0                 $0                    $0
   ------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------------
        CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-3
        ----------------------------------------------

        ----------------------------------------------
        CASE NUMBER: 400-42149-BJH-11                  02/13/95, RWD, 2/96
        ----------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                                  MONTH             MONTH           MONTH          QUARTER
                                                                 ---------------------------------------------------------
        DISBURSEMENTS                                                    July 2001                                           TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                                      $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                                     $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                                    $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                                   $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                                       $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                                 $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                                 $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                            $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                                   $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                                 $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                                           $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                                    $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                             $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                                  $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                                      $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                                      $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                                      $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                            $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                               $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                                         $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                                  $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                                          $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                                       $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                                    $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                            $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                                  $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL                                                   $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                              $0              $0              $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                            $0              $0              $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION  EXPENSES                                 $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                            $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                                  $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                            $0              $0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
 --------------------------------------------------

 --------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
 --------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE               MONTH         MONTH             MONTH
                                                                            -------------------------------------------------
 ACCOUNTS RECEIVABLE AGING                                    AMOUNT              July 2001
 ---------------------------------------------------------------------------------------------------------------------------
 1.      0-30                                                 $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 2.      31-60                                                $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 3.      61-90                                                $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 4.      91+                                                  $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL ACCOUNTS RECEIVABLE                            $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 6.      AMOUNT CONSIDERED UNCOLLECTIBLE                      $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 7.      ACCOUNTS RECEIVABLE (NET)                            $    0                 $ 0           $ 0               $ 0
 ---------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------
 AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH: July 2001
                                                                                          ----------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
                                                  0-30            31-60             61-90           91+
 TAXES PAYABLE                                    DAYS            DAYS              DAYS           DAYS              TOTAL
 --------------------------------------------------------------------------------------------------------------------------
 1.      FEDERAL                                   $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------
 2.      STATE                                     $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------
 3.      LOCAL                                     $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------
 4.      OTHER (ATTACH LIST)                       $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL TAXES PAYABLE                       $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------
 6.      ACCOUNTS PAYABLE                          $ 0             $ 0               $ 0            $ 0               $  0
 --------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------
 STATUS OF POSTPETITION TAXES                                                       MONTH: July 2001
                                                                                          -----------------------------------
 ----------------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING           AMOUNT                                ENDING
                                                           TAX           WITHHELD AND/         AMOUNT               TAX
 FEDERAL                                               LIABILITY*         0R ACCRUED            PAID             LIABILITY
 ----------------------------------------------------------------------------------------------------------------------------
 1.      WITHHOLDING**                                   $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 2.      FICA-EMPLOYEE**                                 $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 3.      FICA-EMPLOYER**                                 $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 4.      UNEMPLOYMENT                                    $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 5.      INCOME                                          $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 6.      OTHER (ATTACH LIST)                             $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 7.      TOTAL FEDERAL TAXES                             $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 ----------------------------------------------------------------------------------------------------------------------------
 8.      WITHHOLDING                                     $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 9.      SALES                                           $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 10.     EXCISE                                          $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 11.     UNEMPLOYMENT                                    $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 12.     REAL PROPERTY                                   $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 13.     PERSONAL PROPERTY                               $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 14.     OTHER (ATTACH LIST)                             $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 15.     TOTAL STATE & LOCAL                             $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------
 16.     TOTAL TAXES                                     $   0              $   0               $  0               $  0
 ----------------------------------------------------------------------------------------------------------------------------

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 -------------------------------------------------
 CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-5
 -------------------------------------------------

 -------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
 -------------------------------------------------


 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                               MONTH: July 2001
 -----------------------------------------------                          ---------------------------------------------------
 BANK RECONCILIATIONS
                                                                      Account #1      Account #2      Account #3
 ----------------------------------------------------------------------------------------------------------------------------
 A.       BANK:                                                          N/A
 -----------------------------------------------------------------------------------------------------------------
 B.       ACCOUNT NUMBER:                                                                                            TOTAL
 -----------------------------------------------------------------------------------------------------------------
 C.       PURPOSE (TYPE):
 ---------------------------------------------------------------------------------------------------------------------------
 1.      BALANCE PER BANK STATEMENT                                      $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 2.      ADD: TOTAL DEPOSITS NOT CREDITED                                $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 3.      SUBTRACT: OUTSTANDING CHECKS                                    $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 4.      OTHER RECONCILING ITEMS                                         $ 0
 ---------------------------------------------------------------------------------------------------------------------------
 5.      MONTH END BALANCE PER BOOKS                                     $ 0            $  0           $  0           $  0
 ---------------------------------------------------------------------------------------------------------------------------
 6.      NUMBER OF LAST CHECK WRITTEN
 ---------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------
 INVESTMENT ACCOUNTS
 --------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF          TYPE OF           PURCHASE            CURRENT
 BANK, ACCOUNT NAME & NUMBER                         PURCHASE        INSTRUMENT            PRICE              VALUE
 --------------------------------------------------------------------------------------------------------------------------
 7.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 8.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 9.      N/A
 --------------------------------------------------------------------------------------------------------------------------
 10.     N/A
 --------------------------------------------------------------------------------------------------------------------------
 11.     TOTAL INVESTMENTS                                                              $  0                $  0
 --------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------
 CASH
 -------------------------------------------------------------------------------------------------------------------------
 12.     CURRENCY ON HAND                                                                                           $   0
 -------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------------
 13.     TOTAL CASH - END OF MONTH                                                                                  $   0
 -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       ----------------------------------------------
       CASE NAME: American International Travel, Inc.  ACCRUAL BASIS-6
       ----------------------------------------------

       ----------------------------------------------
       CASE NUMBER: 400-42149-BJH-11                    02/13/95, RWD, 2/96
       ----------------------------------------------

                                                        MONTH: July 2001
                                                              ------------------

       ----------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------
                                             INSIDERS
       -------------------------------------------------------------------------------------
                                            TYPE OF          AMOUNT         TOTAL PAID
                     NAME                   PAYMENT           PAID            TO DATE
       -------------------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                            $0                  $0
       -------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                                         PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                                 TOTAL
                                         ORDER AUTHORIZING           AMOUNT        AMOUNT          TOTAL PAID           INCURRED
                          NAME                PAYMENT               APPROVED        PAID            TO DATE            & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                       $0                  $0                $0                  $0
       -----------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

      --------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------
                                                            SCHEDULED        AMOUNTS
                                                             MONTHLY          PAID              TOTAL
                                                             PAYMENTS        DURING            UNPAID
                 NAME OF CREDITOR                              DUE            MONTH         POSTPETITION
       ------------------------------------------------------------------------------------------------------
       1.   N/A
       ------------------------------------------------------------------------------------------------------
       2.   N/A
       ------------------------------------------------------------------------------------------------------
       3.   N/A
       ------------------------------------------------------------------------------------------------------
       4.   N/A
       ------------------------------------------------------------------------------------------------------
       5.   N/A
       ------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                  $0                  $0                  $0
       ------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -----------------------------------------------
    CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-7
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
    -----------------------------------------------

                                                     MONTH: July 2001
                                                            --------------------

    -------------------------------------------------
    QUESTIONNAIRE

    -------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                    YES          NO
    ----------------------------------------------------------------------------------------------------------------------
    1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                   X
    ----------------------------------------------------------------------------------------------------------------------
    2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                             X
    ----------------------------------------------------------------------------------------------------------------------
    3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                       X
    ----------------------------------------------------------------------------------------------------------------------
    4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                                 X
    ----------------------------------------------------------------------------------------------------------------------
    5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                 X
    ----------------------------------------------------------------------------------------------------------------------
    6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
    ----------------------------------------------------------------------------------------------------------------------
    7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                              X
    ----------------------------------------------------------------------------------------------------------------------
    8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
    ----------------------------------------------------------------------------------------------------------------------
    9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
    ----------------------------------------------------------------------------------------------------------------------
    10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                            X
    ----------------------------------------------------------------------------------------------------------------------
    11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                      X
    ----------------------------------------------------------------------------------------------------------------------
    12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
    ----------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    -------------------------------------------------
    INSURANCE
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                     YES          NO
    ----------------------------------------------------------------------------------------------------------------------
    1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
    ----------------------------------------------------------------------------------------------------------------------
    2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
    ----------------------------------------------------------------------------------------------------------------------
    3.     PLEASE ITEMIZE POLICIES BELOW.
    ----------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
    ----------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                         PAYMENT AMOUNT
                 POLICY                           CARRIER           PERIOD COVERED                 & FREQUENCY
    ----------------------------------------------------------------------------------------------------------------------
           Please see Case # 00-42141-BJH-11
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================


    -----------------------------------------------
    CASE  NAME: American International Travel, Inc.         FOOTNOTES SUPPLEMENT
    -----------------------------------------------

    -----------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11                             ACCRUAL BASIS
    -----------------------------------------------

                                          MONTH:       July 2001
                                                 -----------------------


    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
             General                           This operation closed in May of 2000. Costs incurred to date
    -----------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
     -----------------------------------------------------------------------------------------------------------------
                                                 procedures as well as wrapping up final billings.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------


    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                               July 2001

8.    OTHER (ATTACH LIST)                                        (440,079)Reported
                                                  -----------------------
           Intercompany Settlements                                   342
           A/R KH International                                  (246,860)
           CDI Inter-divisional Balancing                        (196,142)
           CDI - Debit/Credit Transfer                              2,581
                                                  -----------------------
                                                                 (440,079)Detail
                                                  -----------------------
                                                                        - Difference